WRL SERIES FUND, INC.
                                ON BEHALF OF THE
                             GLOBAL SECTOR PORTFOLIO

  Supplement dated February 28, 1997, to the Prospectus dated January 1, 1997, as Supplemented January 17, 1997 and February 19, 1997

         On February 28, 1997, the parent company of all the INVESCO entities, INVESCO PLC, will merge with A I M Management Group, Inc. As a result, the current sub-advisory agreement ("Agreement") between WRL Investment Management, Inc. ("WRL Investment") and INVESCO Global Asset Management Limited ("IGAM"), which currently serves as Co-Sub-Adviser to the Global Sector Portfolio (the "Portfolio"), will automatically terminate by operation of law under Section 15(a)(4) of the Investment Company Act of 1940, as amended. By mutual agreement, IGAM and the Portfolio's Investment Adviser, WRL Investment, have determined that it would be impractical to enter into a new sub-advisory agreement on behalf of the Portfolio.

         Therefore, because of the automatic termination of the Agreement as described above, effective March 1, 1997, the other current Co-Sub-Adviser to the Portfolio, Meridian Investment Management Corporation ("Meridian"), will become the sole Sub-Adviser to the Portfolio, and will assume the duties previously held by IGAM, as well as continue to fulfill the duties and responsibilities under the current sub-advisory agreement between WRL Investment and Meridian, which will continue.

         Consistent with these changes, the following changes are hereby made to the Prospectus for the Fund, dated January 1, 1997:

- PAGE 10 - Under the description of the Portfolio at the top of the first column, under the sub-heading "Co-Sub-Advisers", delete, "...and INVESCO Global Asset Management Limited".

- PAGE 15 - All references to "Co-Sub-Advisers" become "the Sub-Adviser".

          - Delete all references to "INVESCO" or "INVESCO's", and replace with "Meridian" or Meridian's".

          - Delete all references to "INVESCO Global Asset Management Limited" and replace with "Meridian".

- PAGE 37 - Change the "ADVISORY FEE" for the Global Sector Portfolio from 1.10% to 0.70%.

- PAGE 42 - At the bottom of the first column and carrying over to the top of the second column, remove the section under the sub-heading, "INVESCO Global Asset Management Limited".

- PAGE 44 - Under the sub-heading, "Sub-Adviser's Compensation", in the column entitled, "Percentage of Average Daily Net Assets", remove description of INVESCO's compensation.

         Within 120 days of March 1, 1997, the Fund's Board of Directors will present proposed revisions to the current sub-advisory agreement between WRL Investment and Meridian to shareholders of the Portfolio for approval. These revisions will reflect Meridian's assumption of duties as sole Sub-Adviser.